                                                                   EXHIBIT 10.11

                                THE PANTRY, INC.

                       FOURTH AMENDMENT AND LIMITED WAIVER
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

           This FOURTH AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of November 7, 2001 and entered into by and among THE PANTRY, INC., a Delaware corporation ("Company"), the financial institutions listed on the signature pages hereof ("Lenders"), FIRST UNION NATIONAL BANK, as administrative agent for Lenders (in such capacity, the "Administrative Agent"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent for Lenders (in such capacity, the "Syndication Agent"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as documentation agent for Lenders (in such capacity, the "Documentation Agent"), and, for purposes of
Section 5 hereof, the Credit Support Parties (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of January 28, 1999, by and among Company, Lenders, Administrative Agent, Syndication Agent and Documentation Agent, as amended by that certain First Amendment to Credit Agreement dated as of April 30, 1999, that certain Second Amendment to Credit Agreement dated as of October 27, 1999, and that certain Third Amendment to Credit Agreement dated as of November 30, 1999 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

           WHEREAS, Company and Lenders desire to amend the Credit Agreement to
(i) amend the financial covenants as set forth herein, (ii) amend certain of the defined terms contained therein, and (iii) make certain other amendments as set forth below:

           NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

     1.1   Amendments to Section 1: Amendments to Existing Definitions.
           -----------------------------------------------------------

           A. Amendments to Existing Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions "Applicable Base Rate Margin," "Applicable Eurodollar Margin" and "Consolidated EBITDA" in their entirety and substituting the following therefor:

          "'Applicable Base Rate Margin' means, as of any date of determination, with respect to each Type of Loan, the percentage set forth in the table below beneath such Type of Loan and opposite the Consolidated Pro Forma Leverage Ratio for the four-Fiscal

          Quarter period for which the applicable Compliance Certificate has been delivered pursuant to subsection 6.1(iv):

        -------------------------- ----------------------- ------------------- -----------------
          Consolidated Pro           Acquisition Loans,      Tranche B           Tranche C
          Forma Leverage             Revolving Loans         Term Loans          Term Loans
          Ratio                      and Tranche A Term
                                     Loans
        -------------------------- ----------------------- ------------------- -----------------
          Greater than or equal              2.00%                   2.50%               2.75%
          to 4.50:1:00
        -------------------------- ----------------------- ------------------- -----------------
          Less than                          1.75%                   2.25%               2.50%
          4.50:1.00
        -------------------------- ----------------------- ------------------- -----------------

          Upon delivery of each Compliance Certificate by Company to Administrative Agent pursuant to subsection 6.1(iv), the Applicable Base Rate Margin shall automatically be adjusted in accordance with such Compliance Certificate, such adjustment to become effective on the next succeeding Business Day following the receipt by Administrative Agent of such Compliance Certificate; provided that
                                                               --------
          upon the Fourth Amendment Effective Date and until the delivery of the first Compliance Certificate by Company to Administrative Agent after the occurrence of the Fourth Amendment Effective Date, the Applicable Base Rate Margin for Acquisition Loans, Revolving Loans and Tranche A Term Loans shall be 2.00% per annum, for Tranche B Term Loans shall be 2.50% and for Tranche C Term Loans shall be 2.75% per annum; provided
                                                                       --------
          further that, if at any time a Compliance Certificate is not delivered at the time required pursuant to subsection 6.1(iv), from the time such Compliance Certificate was required to be delivered until delivery of such Compliance Certificate, the Applicable Base Rate Margin shall be the maximum percentage amount for the relevant Loan set forth above.

               'Applicable Eurodollar Margin' means, as of any date of determination with respect to each Type of Loan, the percentage set forth in the table below beneath such Type of Loan and opposite the Consolidated Pro Forma Leverage Ratio for the four-Fiscal Quarter Period for which the applicable Compliance Certificate has been delivered pursuant to subsection 6.1(iv):

        -------------------------- ----------------------- ------------------- -----------------
          Consolidated Pro           Acquisition Loans,      Tranche B           Tranche C
          Forma Leverage             Revolving Loans         Term Loans          Term Loans
          Ratio                      and Tranche A Term
                                     Loans
        -------------------------- ----------------------- ------------------- -----------------
          Greater than or equal              3.50%                   4.00%               4.25%
          to 4.50:1:00
        -------------------------- ----------------------- ------------------- -----------------
          Less than                          3.25%                   3.75%               4.00%
          4.50:1.00
        -------------------------- ----------------------- ------------------- -----------------

     Upon delivery of each Compliance Certificate by Company to Administrative Agent pursuant to subsection 6.1(iv), the Applicable Eurodollar Margin shall automatically be adjusted in accordance with such Compliance Certificate, such adjustment to become effective on the next succeeding Business Day following the receipt by Administrative Agent of such Compliance Certificate; provided that upon the Fourth Amendment Effective
                             --------
     Date and until the delivery of the first Compliance Certificate by Company to Administrative Agent after the occurrence of the Fourth Amendment Effective Date, the Applicable Eurodollar Margin for Acquisition Loans, Revolving Loans and Tranche A Term Loans shall be 3.50% per annum, for Tranche B Term Loans shall be 4.00% and for Tranche C Term Loans shall be 4.25% per annum; provided further that, if at any time a Compliance
                      --------
     Certificate is not delivered at the time required pursuant to subsection 6.1(iv), from the time such Compliance Certificate was required to be delivered until delivery of such Compliance Certificate, the Applicable Eurodollar Margin shall be the maximum percentage amount for the relevant Loan set forth above.

          'Consolidated EBITDA' means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) the amount of the call premiums paid in connection with the redemption of the Senior Notes up to a maximum aggregate amount of $2.0 million, (v) total depreciation expense, (vi) total amortization expense, including but not limited to goodwill, organization costs and other intangibles, (vii) other non-cash items reducing Consolidated Net Income less other non-cash items increasing
                                            ----
     Consolidated Net Income, and (viii) non-recurring cash restructuring charges in an aggregate amount not to exceed $4,500,000 related to the consolidation of the Company's and Lil' Champ's support centers in Fiscal Year 2001, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP."

          B. Addition of New Definitions. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

          "'Fourth Amendment Effective Date' means the date on which that certain Fourth Amendment and Limited Waiver to Amended and Restated Credit Agreement dated as of November 7, 2001 by and among Company, Lenders, Administrative Agent, Syndication Agent and Documentation Agent becomes effective in accordance with its terms."

     1.2  Amendments to Subsection 2.5: Use of Proceeds.
          ---------------------------------------------

          A. Revolving Loans; Swing Line Loans. Subsection 2.5C of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

          "In no event may the proceeds of any Revolving Loan or Swing Line Loan be used by the Company to finance any acquisitions of assets (other than Capital Expenditures in the ordinary course of business) or businesses, including any Permitted Acquisitions."

     1.3  Amendments to Subsection 3.1: Issuance of Letters of Credit.
          -----------------------------------------------------------

          A. Letters of Credit. Subsection 3.1A of the Credit Agreement is hereby amended by deleting clause (ii) of such subsection 3.1A in its entirety and substituting the following therefor:

          "(ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $30,000,000;"

     1.4  Amendments to Section 6: Company's Affirmative Covenants.
          --------------------------------------------------------

          A. Financial Statements and Other Reports. Subsection 6.1 of the Credit Agreement is hereby amended by deleting clause (i) of such subsection 6.1 in its entirety and substituting the following therefor:

          "(i) Monthly Financials: as soon as available and in any event within
               ------------------
     30 days after the end of each month ending after the Fourth Amendment Effective Date, the consolidated balance sheet of Company and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, to the extent prepared on a monthly basis, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments;"

     1.5  Amendments to Section 7: Company's Negative Covenants.
          -----------------------------------------------------

          A. Minimum Coverage Ratio. Subsection 7.6A is hereby amended by deleting the table set forth therein beginning with the provisions relating to Fiscal Year 2002 through and including the end thereof and by substituting therefor the following:

                                                                     Minimum
                          "Period                                 Coverage Ratio
                          -------                                 --------------

       As of the last day of the first Fiscal Quarter in Fiscal
       Year 2002                                                   1.50:1.00

       As of the last day of the second Fiscal Quarter in Fiscal
       Year 2002                                                   1.45:1.00

       As of the last day of the third Fiscal Quarter in Fiscal
       Year 2002                                                   1.45:1.00

     As of the last day of the fourth Fiscal Quarter in Fiscal              1.40:1.00
     Year 2002

     As of the last day of the first Fiscal Quarter in Fiscal               1.40:1.00
     Year 2003

     As of the last day of the second Fiscal Quarter in Fiscal              1.45:1.00
     Year 2003

     As of the last day of the third Fiscal Quarter in Fiscal               1.50:1.00
     Year 2003

     As of the last day of the fourth Fiscal Quarter in Fiscal              1.50:1.00
     Year 2003

     As of the last day of the first Fiscal Quarter in Fiscal               1.50:1.00
     Year 2004

     As of the last day of the second Fiscal Quarter in Fiscal              1.50:1.00
     Year 2004

     As of the last day of the third Fiscal Quarter in Fiscal               1.50:1.00
     Year 2004

     As of the last day of the fourth Fiscal Quarter in Fiscal              1.50:1.00
     Year 2004

     As of the last day of each Fiscal Quarter in Fiscal Year               1.75:1.00
     2005

     As of the last day of each Fiscal Quarter in Fiscal Year               1.85:1.00"
     2006, and as of the last day of each Fiscal Quarter
     thereafter

          B. Maximum Consolidated Pro Forma Leverage Ratio. Subsection 7.6B is hereby amended by deleting the table set forth therein beginning with the provisions relating to Fiscal Year 2002 through and including the end thereof and substituting therefor the following:

                                                                               Maximum
                                                                       Consolidated Pro Forma
                          "Period                                          Leverage Ratio
                          -------                                          --------------
     As of the last day of the first Fiscal Quarter in Fiscal                4.85:1.00
     Year 2002

     As of the last day of the second Fiscal Quarter in Fiscal               5.10:1.00
     Year 2002

     As of the last day of the third Fiscal Quarter in Fiscal                5.35:1.00
     Year 2002

     As of the last day of the fourth Fiscal Quarter in Fiscal                5.25:1.00
     Year 2002

     As of the last day of the first Fiscal Quarter in Fiscal                 5.25:1.00
     Year 2003

     As of the last day of the second Fiscal Quarter in Fiscal                5.00:1.00
     Year 2003

     As of the last day of the third Fiscal Quarter in Fiscal                 4.75:1.00
     Year 2003

     As of the last day of the fourth Fiscal Quarter in Fiscal                4.50:1.00
     Year 2003

     As of the last day of the first Fiscal Quarter in Fiscal                 4.50:1.00
     Year 2004

     As of the last day of the second Fiscal Quarter in Fiscal                4.50:1.00
     Year 2004

     As of the last day of the third Fiscal Quarter in Fiscal                 4.50:1.00
     Year 2004

     As of the last day of the fourth Fiscal Quarter in Fiscal                3.85:1.00
     Year 2004

     As of the last day of each Fiscal Quarter in Fiscal Year                 3.00:1.00
     2005

     As of the last day of each Fiscal Quarter in Fiscal Year                 2.50:1.00"
     2006, and as of the last day of each Fiscal Quarter
     thereafter

          C. Minimum Consolidated Pro Forma EBITDA. Subsection 7.6C is hereby amended by deleting the table set forth therein beginning with the provisions relating to Fiscal Year 2002 through and including the end thereof and substituting therefor the following:

                                                                                Minimum
                                                                           Consolidated Pro
                       "Period                                               Forma EBITDA
                       -------                                               ------------
     As of the last day of the first Fiscal Quarter in Fiscal                $110,000,000
     Year 2002

     As of the last day of the second Fiscal Quarter in Fiscal               $105,000,000
     Year 2002

     As of the last day of the third Fiscal Quarter in Fiscal                $100,000,000
     Year 2002

     As of the last day of the fourth Fiscal Quarter in Fiscal             $ 95,000,000
     Year 2002

     As of the last day of the first Fiscal Quarter in Fiscal              $100,000,000
     Year 2003

     As of the last day of the second Fiscal Quarter in Fiscal             $100,000,000
     Year 2003

     As of the last day of the third Fiscal Quarter in Fiscal              $105,000,000
     Year 2003

     As of the last day of the fourth Fiscal Quarter in Fiscal             $105,000,000
     Year 2003

     As of the last day of the first Fiscal Quarter in Fiscal              $105,000,000
     Year 2004

     As of the last day of the second Fiscal Quarter in Fiscal             $105,000,000
     Year 2004

     As of the last day of the third Fiscal Quarter in Fiscal              $105,000,000
     Year 2004

     As of the last day of the fourth Fiscal Quarter in Fiscal             $110,000,000
     Year 2004

     As of the last day of each Fiscal Quarter in Fiscal Year              $115,000,000
     2005

     As of the last day of each Fiscal Quarter in Fiscal Year             $120,000,000"
     2006, and as of the last day of each Fiscal Quarter
     thereafter

          D. Restriction on Fundamental Changes; Asset Sales and Acquisitions. Subsection 7.7(vi) is hereby amended by adding the following clause (f) to the end thereof:

          "(f) the aggregate consideration paid by Company and its Restricted Subsidiaries in connection with such proposed acquisition and any other acquisitions made during the same Fiscal Year (including without limitation earn outs or deferred compensation or non-competition arrangements and the amount of Indebtedness or other liability assumed by Company or any of its Subsidiaries) shall not exceed (x) for Fiscal Year 2002, the sum of (1) $3,000,000 plus (2) the net proceeds of any Indebtedness permitted under subsection 7.1(vii) received during such Fiscal Year and utilized to consummate such acquisition plus (3) the net proceeds of any issuance of equity securities received during such Fiscal Year (after taking into account the amount required to be prepaid on the Loans under subsection 2.4B(iii)(b)) and utilized to consummate such acquisition plus (4) the amount of any equity securities issued as consideration for any such acquisition during such Fiscal Year, and (y) for Fiscal Year 2003, the sum of (1)

     $15,000,000 plus (2) the net proceeds of any Indebtedness permitted under subsection 7.1(vii) received during such Fiscal Year and utilized to consummate such acquisition plus (3) the net proceeds of any issuance of equity securities received during such Fiscal Year (after taking into account the amount required to be prepaid on the Loans under subsection 2.4B(iii)(b)) and utilized to consummate such acquisition plus (4) the amount of any equity securities issued as consideration for any such acquisition during such Fiscal Year; and"

          E. Consolidated Capital Expenditures. Subsection 7.8 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and substituting the following therefor:

                                                          Maximum Consolidated
                       "Period                            Capital Expenditures
                       -------                            --------------------

      Fiscal Year 1999                                          $46,000,000
      Fiscal Years 2000 and 2001                                $43,000,000
      Fiscal Year 2002                                          $27,500,000
      Fiscal Year 2003                                          $30,000,000
      Fiscal Year 2004                                          $32,500,000
      Fiscal Year 2005 and each Fiscal Year thereafter          $35,000,000"


     1.6  Amendments to Exhibits.
          ----------------------

          Exhibit IX (Compliance Certificate) to the Credit Agreement is hereby
          ----------
amended by deleting it in its entirety and substituting therefor a new Exhibit
                                                                       -------
IX in the form of Annex A annexed to this Amendment.
--                -------

Section 2. LIMITED WAIVER.

     2.1  Waiver.
          ------

          Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, Lenders hereby waive any Event of Default or Potential Event of Default arising prior to the Fourth Amendment Effective Date (as hereinafter defined) and resulting solely from (a) the inclusion in the calculation of Company's Consolidated EBITDA of certain non-recurring cash restructuring charges in an amount not to exceed $4,500,000 related to the consolidation of Company's and Lil' Champ's support centers in Fiscal Year 2001, or (b) any failure of Company to comply with subsection 7.6A or subsection 7.6B of the Credit Agreement as at the end of the fourth Fiscal Quarter of Fiscal Year 2001.

     2.2   Limitation Of Waiver.
           --------------------

           Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waivers set forth above shall be limited precisely as written and relate solely to the defaults by Company in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

           (a) constitute a waiver of any other default of Company with respect to (i) the inclusion of any other cash charges in the definition of Consolidated EBITDA or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

           (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

           Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement (as amended hereby) and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 3. CONDITIONS TO EFFECTIVENESS

           Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Fourth Amendment Effective Date"):

           A. Company Documents. On or before the Fourth Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

           1. Signature and incumbency certificates of its officers executing this Amendment; and

           2. Copies of this Amendment executed by each of the Loan Parties.

           B. Execution of Amendment by Lenders. On or before the Fourth Amendment Effective Date, Requisite Lenders shall have executed and delivered copies of this Amendment to Administrative Agent.

           C. Fees. On or before the Fourth Amendment Effective Date, Company shall pay (i) to Administrative Agent such fees as may have been agreed upon in writing between Administrative Agent and Company and (ii) to Administrative Agent for distribution to each Lender consenting to this Amendment on or prior to the Fourth Amendment Effective Date, an amendment fee in an amount equal to 0.20% of the sum of such consenting Lender's outstanding

Term Loans and Revolving Loan Commitments, after taking into account the Company's prepayment of the Acquisition Term Loans as provided in subsection 3D hereof.

           D. Prepayment of Acquisition Term Loans. On or before the Fourth Amendment Effective Date, Company shall prepay the outstanding Acquisition Term Loans in an amount not less than $9,000,000.

           E. Other Proceedings. On or before the Fourth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agents, acting on behalf of Lenders, shall be reasonably satisfactory in form and substance to Agents, and Agents shall have received all such counterpart originals or certified copies of such documents as Agents may reasonably request.

Section 4. COMPANY'S REPRESENTATIONS AND WARRANTIES

           In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

           A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

           B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

           C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Fourth Amendment Effective Date and disclosed in writing to Lenders.

           D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (other than filings or recordings required by the transactions contemplated hereunder).

           E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

           F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date (after giving effect to this Amendment) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

           G. Absence of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 5. ACKNOWLEDGEMENT AND CONSENT

           Company is a party to a Collateral Account Agreement and a certain Company Security Agreement, Company Pledge Agreement, Company Trademark Security Agreement and Mortgages pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Each Subsidiary Guarantor is a party to a Subsidiary Guaranty and certain Subsidiary Security Agreements, Subsidiary Pledge Agreements, Subsidiary Trademark Security Agreements and Mortgages pursuant to which such Subsidiary Guarantors have (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Subsidiary Guarantors under the Subsidiary Guaranty. Company and Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties", and the Subsidiary Guaranty and all such Collateral Documents referred to above are collectively referred to herein as the "Credit Support Documents".

           Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company and the Subsidiary Guarantors now or hereafter existing under or in respect of the Amended Agreement.

           Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date (after giving effect to this Amendment) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

           Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 6. MISCELLANEOUS

           A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

           (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

           (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect without modification or amendment and are hereby ratified and confirmed.

           (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

           B. Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

           C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

           D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

           E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                               THE PANTRY, INC.



                                               By: /s/ W T Flyg
                                                   ------------
                                               Title:  Vice President

                                               R&H MAXXON, INC.,
                                               as a Credit Support Party



                                               By: /s/ W T Flyg
                                                   ------------
                                               Title:  Executive Vice President

                                               KANGAROO, INC.,
                                               as a Credit Support Party



                                               By: /s/ W T Flyg
                                                   ------------
                                               Title:  Executive Vice President

                                   ANNEX A-1

LENDERS:                                FIRST UNION NATIONAL BANK, individually
                                        and as Administrative Agent



                                        By: /s/ Joan Anderson
                                            -----------------
                                        Title:  Director

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, as Syndication Agent



                                        By: /s/ Katherine Bass
                                            ------------------
                                        Title:  Executive Director

                                        CIBC INC., as a Lender



                                        By: /s/ Katherine Bass
                                            ------------------
                                        Title:  Executive Director

                                        BANK OF AMERICA, N.A. (formerly
                                        NationsBank, N.A.), individually and as
                                        Documentation Agent



                                        By: ____________________________________
                                        Title: _________________________________

                                        TYLER TRADING, INC., as a Lender



                                        By: /s/ Johnny E. Graves
                                            --------------------
                                        Title:  President

                                   ANNEX A-2

                                      TORONTO DOMINION (NEW YORK), INC., as
                                      a Lender



                                      By: ____________________________________
                                      Title: _________________________________

                                      CREDIT LYONNAIS NEW YORK BRANCH,
                                      as a Lender

                                      By: /s/ Alexander Averbukh
                                          _______________________
                                      Title:  Vice President - Portfolio Manager

                                      THE PROVIDENT BANK, as a Lender



                                      By: /s/ Christopher B. Gribble
                                          ---------------------------
                                      Title:  Vice President

                                      UNION BANK OF CALIFORNIA, N.A.,
                                      as a Lender

                                      By: /s/ Maya Malas
                                          --------------
                                      Title:  Investment Banking Officer

                                      WELLS FARGO BANK, N.A., as a Lender



                                      By: /s/ S. Michael St. Geme
                                          -----------------------
                                      Title:  Vice President

                                   ANNEX A-3

                                      COMPAGNIE FINANCIERE DE CIC ET
                                      DE L' UNION EUROPEENNE, as a Lender



                                      By: /s/ Anthony Rock
                                          ----------------
                                      Title:  Vice President



                                      By: /s/ Sean Mounier
                                          ----------------
                                      Title:  First Vice President

                                      DRESDNER BANK, AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES, as a Lender



                                      By: /s/ Gabriela Fields
                                          -------------------
                                      Title:  Associate



                                      By: /s/ James Jerz
                                          --------------
                                      Title:  Vice President

                                      FIRST ALLMERICA FINANCIAL LIFE
                                      INSURANCE COMPANY, as a Lender



                                      By: /s/ P. Jeffrey Huth
                                          -------------------
                                      Title:  Principal

                                      CYPRESSTREE INVESTMENT PARTNERS I,
                                      LTD., as a Lender



                                      By: /s/ P. Jeffrey Huth
                                          -------------------
                                      Title:  Principal

                                    ANNEX A-4

                                       BLUE SQUARE FUNDING LIMITED SERIES 3,
                                       as a Lender



                                       By: _____________________________________
                                       Title: __________________________________

                                       EMERALD ORCHARD LIMITED, as a Lender



                                       By: _____________________________________
                                       Title: __________________________________

                                       GLENEAGLES TRADING LLC, as a Lender



                                       By: _____________________________________
                                       Title: __________________________________

                                       HIGHLAND LEGACY LIMITED, as a Lender



                                       By: _____________________________________
                                       Title: __________________________________

                                       HIGHLAND LOAN FUNDING V LTD., as a Lender



                                       By: _____________________________________
                                       Title: __________________________________

                                       KZH HIGHLAND 2 LLC, as a Lender



                                       By: _____________________________________
                                       Title: __________________________________

                                   ANNEX A- 5

                                        KZH PAMCO LLC, as a Lender



                                        By:_____________________________________
                                        Title:__________________________________

                                        SRV-HIGHLAND, INC., as a Lender



                                        By:_____________________________________
                                        Title:__________________________________


                                        KZH CNC LLC, as a Lender



                                        By: /s/  Susan Lee
                                            --------------
                                        Title:  Authorized Agent

                                        WINGED FOOT FUNDING TRUST, as a Lender



                                        By: /s/  Ann E. Morris
                                            ------------------
                                        Title:  Authorized Agent

                                        MERRILL LYNCH SENIOR FLOATING RATE
                                        FUND, INC., as a Lender



                                        By: /s/  Anthony Heyman
                                            -------------------
                                        Title:  Authorized signatory

                                        MERRILL LYNCH GLOBAL INVESTMENT
                                        SERIES, as a Lender



                                        By: /s/  Anthony Heyman
                                            -------------------
                                        Title:  Authorized signatory

                                    ANNEX A-6

                                         LONGHORN CDO (CAYMAN) LTD., as a Lender



                                         By: /s/ Anthony Heyman
                                             ------------------
                                         Title: Authorized signatory

                                         MORGAN STANLEY PRIME INCOME TRUST,
                                         as a Lender



                                         By: /s/ Sheila A. Finnerty
                                             ----------------------
                                         Title: Executive Director

                                         VAN KAMPEN CLO I LIMITED, as a Lender



                                         By: /s/ Darvin D. Pierce
                                             --------------------
                                         Title:  Executive Director

                                         VAN KAMPEN SENIOR FLOATING RATE FUND,
                                         as a Lender



                                         By: /s/ Darvin D. Pierce
                                             --------------------
                                         Title: Executive Director


                                         VAN KAMPEN PRIME RATE INCOME TRUST,
                                         as a Lender



                                         By: /s/ Darvin D. Pierce
                                             --------------------
                                         Title: Executive Director

                                         VAN KAMPEN SENIOR INCOME TRUST,
                                         as a Lender



                                         By: /s/ Darvin D. Pierce
                                             --------------------
                                         Title: Executive Director

                                    ANNEX A-7

                                     INDOSUEZ CAPITAL FUNDING IIA, LIMITED,
                                     as a Lender

                                     By: Indosuez Capital, as Portfolio Advisor



                                     By: /s/ Jack C. Henry
                                          -----------------
                                     Title: Vice President and Portfolio Manager

                                     INDOSUEZ CAPITAL FUNDING III, LIMITED,
                                     as a Lender

                                     By: Indosuez Capital, as Portfolio Advisor



                                     By: /s/ Jack C. Henry
                                         -----------------
                                     Title: Vice President and Portfolio Manager

                                     INDOSUEZ CAPITAL FUNDING IV, L.P.,
                                     as a Lender

                                     By: Indosuez Capital, as Portfolio Advisor



                                     By: /s/ Jack C. Henry
                                         -----------------
                                     Title: Vice President and Portfolio Manager

                                     INDOSUEZ CAPITAL FUNDING VI, LIMITED,
                                     as a Lender




                                     By: /s/ Jack C. Henry
                                         -----------------
                                     Title:Vice President and Portfolio Manager

                                     RIVERIA FUNDING LLC,
                                     as a Lender




                                     By: /s/ Diana L. Mushill
                                         --------------------
                                     Title: Asst. Vice President

                                    ANNEX A-8

                                     MONUMENT CAPITAL LTD., as a Lender



                                     By: /s/ Sverker M.M. Johansson
                                         --------------------------
                                     Title: Vice President

                                     UBS BRINSON CBO LIMITED, as a Lender



                                     By: /s/ Jim Keenan
                                         --------------
                                     Title: Associate Director

                                     ELC (CAYMAN) LTD., as a Lender



                                     By: /s/ EA Kratzman
                                         ---------------
                                     Title: Managing Director

                                     ELC (CAYMAN) LTD. 1999-III, as a Lender



                                     By: /s/ EA Kratzman
                                         ---------------
                                     Title: Managing Director

                                     ELC (CAYMAN) LTD. 2000-1, as a Lender



                                     By: /s/ EA Kratzman
                                         ---------------
                                     Title: Managing Director

                                     ELC (CAYMAN) LTD. CDO SERIES 1999-1,
                                     as a Lender



                                     By: /s/ EA Kratzman
                                         ---------------
                                     Title: Managing Director

                                    ANNEX A-9

                                      TYRON CLO LTD. 2000-1, as a Lender



                                      By: /s/ EA Kratzman
                                          ---------------
                                      Title: Managing Director



                                      ADDISON CDO, LIMITED, as a Lender



                                      By: /s/ Mohan V. Phansalkar
                                          -----------------------
                                      Title: Executive Vice President

                                      ATHENA CDO, LIMITED, as a Lender

                                      By: Pacific Investment Management Company,
                                          as its investment advisor

                                      By: PIMCO Management Inc., a general
                                          partner



                                      By: /s/ Mohan V. Phansalkar
                                          -----------------------
                                      Title: Executive Vice President

                                      DELANO COMPANY, as a Lender

                                      By: Pacific Investment Management Company,
                                          as its investment advisor

                                      By: PIMCO Management Inc., a general
                                          partner



                                      By: /s/ Mohan V. Phansalkar
                                          -----------------------
                                      Title: Executive Vice President

                                   ANNEX A-10

                                     CAPTIVA III FINANCE, LTD., as a Lender,
                                     as advised by Pacific Investment Management
                                     Company



                                     By: /s/ David Dyer
                                         --------------
                                     Title:  Director

                                     CATALINA CDO LTD., as a Lender



                                     By: /s/ Mohan V. Phansalkar
                                         -----------------------
                                     Title:  Executive Vice President

                                     JISSEKIKUN FUNDING LTD., as a Lender



                                     By: /s/ Mohan V. Phansalkar
                                         -----------------------
                                     Title:  Executive Vice President

                                     ROYALTON COMPANY, as a Lender



                                     By: /s/ Mohan V. Phansalkar
                                         -----------------------
                                     Title:  Executive Vice President

                                     NOVA CDO 2000, LTD., as a Lender



                                     By: /s/ Tyler W. Lindblad
                                         ---------------------
                                     Title:  Director


                                     AIMCO CDO SERIES 2000-A, as a Lender


                                     By: /s/ Jerry D. Zinkula
                                         --------------------
                                     Title:  Authorized Signatories

                                     By: /s/ Robert S Asher
                                         ------------------
                                     Title:  Authorized Signatories

                                   ANNEX A-11

                                         ALLSTATE LIFE INSURANCE COMPANY, as
                                         a Lender



                                         By: /s/ Jerry D. Zinkula
                                             --------------------
                                         Title:  Authorized Signatories

                                         By: /s/ Robert S Asher
                                             ------------------
                                         Title:  Authorized Signatories

                                         MUIRFIELD TRADING LLC, as a Lender



                                         By: /s/ Diana L. Mushill
                                             --------------------
                                         Title:  Asst. Vice President

                                         OLYMPIC FUNDING TRUST SERIES 1999-1,
                                         as a Lender



                                         By: /s/ Ann E. Morris
                                             -----------------
                                         Title:  Authorized Agent

                                         SEQUILS-CUMBERLAND I, LTD., as a Lender



                                         By: /s/ Matt Stouffer
                                             -----------------
                                         Title  Vice President

                                         OPPENHEIMER SENIOR FLOATING RATE FUND,
                                         as a Lender



                                         By: /s/ David Foxhoven
                                             ------------------
                                         Title:  A.V.P.



                                         WHITNEY CASH FLOW FUND II, as a Lender



                                         By: /s/ ______________________________

                                   ANNEX A-12

                            Title: Managing Director

                                   ANNEX A-13

                                     ANNEX A
                                     -------

                                   EXHIBIT IX

                        [FORM OF COMPLIANCE CERTIFICATE]

                             COMPLIANCE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES THAT:

          (1) We are the duly elected [Title] and [Title] of The Pantry, Inc., a Delaware corporation ("Company");

          (2) We have reviewed the terms of that certain Amended and Restated Credit Agreement dated as of January 28, 1999 as amended, supplemented or otherwise modified to the date hereof (said Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, being the "Credit Agreement", the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), by and among Company, the financial institutions listed therein as Lenders, First Union National Bank, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, and Bank of America, N.A. (formerly known as NationsBank, N.A.), as Documentation Agent, and the terms of the other Loan Documents, and we have made, or have caused to be made under our supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements; and

          (3) The examination described in paragraph (2) above did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

          Set forth below are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event:

________________________________________________________________________________

                                   ANNEX A-1

          The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of _____________, ____ pursuant to subsection 6.1(iv) of the Credit Agreement.

                                          THE PANTRY, INC.


                                          By: ____________________________
                                          Title: _________________________


                                          By: ____________________________
                                          Title: _________________________

                                   ANNEX A-2

                                ATTACHMENT NO. 1
                            TO COMPLIANCE CERTIFICATE

          This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of ____________, ____ and pertains to the period from ____________, ____ to ____________, ____. Subsection references herein relate to subsections of the Credit Agreement.

A.   Indebtedness

     1.   Aggregate amount of Indebtedness in respect of
          Capital Leases permitted under subsection 7.1(iii)
          and other Indebtedness incurred in the ordinary
          course of business to finance the cost of
          acquisition of assets used in the business of
          Company and its Restricted Subsidiaries permitted
          under subsection 7.1(iii):                             $_____________

     2.   Maximum amount permitted under subsection
          7.1(iii):                                              $ 30,000,000

     3.   Aggregate principal amount of the Senior
          Subordinated Notes:                                    $_____________

     4.   Maximum permitted under subsection 7.1(vi):            $200,000,000

     5.   Indebtedness of Company permitted under subsection
          7.1(vii):                                              $_____________

     6.   Maximum permitted under subsection 7.1(vii):           $ 50,000,000

     7.   Indebtedness of Company and its Restricted
          Subsidiaries permitted under subsection 7.1(viii):     $_____________

     8.   Maximum permitted under subsection 7.1(viii):          $  5,000,000

B.   Liens

     1.   Indebtedness secured by Liens permitted under
          subsection 7.2A(v):                                    $_____________

     2.   Maximum permitted under subsection 7.2A(v):            $  3,000,000

C.   Investments

     1.   Aggregate amount of investments in Unrestricted
          Subsidiaries made after the Closing Date permitted
          under subsection 7.3(vi):                              $_____________

     2.   Maximum permitted under subsection 7.3(vi):            $  4,500,000

                                   ANNEX A-3

     3.   Loans of Company and its Restricted Subsidiaries
          to their employees permitted under subsection
          7.3(viii):                                             $_____________

     4.   Maximum permitted under subsection 7.3(viii):          $  1,000,000

     5.   Investments of Company and its Restricted
          Subsidiaries permitted under subsection 7.3(ix):       $_____________

     6.   Maximum permitted under subsection 7.3(ix):            $  1,000,000

D.   Contingent Obligations

     1.   Contingent Obligations under guarantees of
          obligations of suppliers, customers, franchisees
          and licensees permitted under subsection 7.4(iv):      $_____________

     2.   Maximum permitted under subsection 7.4(iv):            $  3,000,000

     3.   Contingent Obligations of Company and its
          Restricted Subsidiaries permitted under subsection
          7.4(viii):                                             $_____________

     4.   Maximum permitted under subsection 7.4(viii):          $  3,000,000

E.   Restricted Junior Payments

     1.   Restricted Junior Payments made by Company as
          permitted under subsection 7.5(ii):                    $_____________

     2.   Maximum permitted under subsection 7.5(ii):            $    500,000

F.   Minimum Coverage Ratio (for the four consecutive Fiscal
     Quarter period ending _____________, ____)

     1.   Consolidated Net Income:                               $_____________

     2.   Consolidated Interest Expense:                         $_____________

     3.   Provisions for taxes based on income:                  $_____________

     4.   Total depreciation expense:                            $_____________

     5.   Total amortization expense:                            $_____________

     6.   Amount of redemption premiums paid on Senior Notes
          (up to $2,000,000):                                    $_____________

                                    ANNEX A-4

     7.   Other non-cash items reducing Consolidated Net
          Income:                                                $_____________

     8.   Other non-cash items increasing Consolidated Net
          Income:                                                $_____________

     9.   Permitted non-recurring cash restructuring items
          related to the consolidation of the Company's and
          Lil' Champ's support centers in Fiscal Year 2001,
          up to an aggregate of $4,500,000:                      $_____________

     10.  Consolidated EBITDA
          (1+2+3+4+5+6+7-8+9):                                   $_____________

     11.  Consolidated Rental Payments:                          $_____________

     12.  Coverage Ratio (10+11):(2+11):                          ____:1.00

     13.  Minimum ratio required under subsection 7.6A:
                                                                  ____:1.00

G.   Maximum Consolidated Pro Forma Leverage Ratio (as of
     _____________, ____)

     1.   Consolidated Total Debt:                               $_____________

     2.   Consolidated EBITDA (for the four                      $_____________
          consecutive Fiscal Quarter period ending as of _________, ____) (F.10 above)

     3.   For any business acquired during such Four Fiscal
          Quarter period and after the Effective Date, (i)
          EBITDA of such acquired business determined as
          though such business were acquired as of the first
          day of such period by Company and its
          Subsidiaries, plus (ii) the amount of any
          historical extraordinary or nonrecurring costs or
          expenses or other verifiable costs or expenses
          that will not continue after the acquisition date,
          plus (iii) any reasonable operating expenses to be
          eliminated that are approved by the Administrative
          Agent:                                                 $_____________

     4.   Adjustments for such period (if any) set forth on
          Schedule 1.1 to the Agreement

     5.   Consolidated Pro Forma EBITDA (2+3+4):                 $_____________

     6.   Consolidated Leverage Ratio (1):(5):                    ____:1.00

     7.   Maximum ratio permitted under subsection 7.6B:          ____:1.00

                                   ANNEX A-5

H. Minimum Consolidated Pro Forma EBITDA for the four consecutive Fiscal Quarter period ending
     ------------, ----

     1.   Consolidated Pro Forma EBITDA (G.5):                   $_____________

     2.   Minimum required under subsection 7.6C:                $_____________

I.   Fundamental Changes

     1.   Aggregate fair market value of assets sold by
          Company and its Restricted Subsidiaries in Asset
          Sales permitted under subsection 7.7(v)(a):            $_____________

     2.   Maximum permitted under subsection 7.7(v)(a):          $ 10,000,000

     3.   Aggregate consideration paid by Company and its
          Restricted Subsidiaries in connection with an
          acquisition or any related series of acquisitions
          (including without limitation earn outs or
          deferred compensation or non-competition
          arrangements and the amount of Indebtedness or
          Liabilities assumed by Company or any of its
          Subsidiaries):                                         $_____________

     4.   Maximum permitted under subsection 7.7(vi)(e):         $ 50,000,000

     5.   Aggregate consideration paid by Company and its
          Restricted Subsidiaries in connection with all
          acquisitions (including without limitation earn
          outs or deferred compensation or non-competition
          arrangements and the amount of Indebtedness or
          other liabilities assumed by Company or any of its
          Subsidiaries) during current Fiscal Year not
          including subordinated debt or equity proceeds:        $_____________

     6.   Subordinated debt proceeds:                            $_____________

     7.   50% of equity proceeds:                                $_____________

     8.   Equity issued as consideration:                        $_____________

     9.   Aggregate acquisition consideration paid (I.5 +
          I.6 + I.7+I.8):                                        $_____________

     10.  Maximum permitted under subsection 7.7(vi)(f):         $_____________

                                    ANNEX A-6

     11.  The aggregate fair market value of all property or
          assets transferred by Company and its Restricted
          Subsidiaries during this Fiscal Year in connection
          with asset exchanges permitted under subsection
          7.7(vii):                                              $_____________

     12.  Maximum permitted under subsection 7.7(vii):           $ 20,000,000

J.   Consolidated Capital Expenditures

     1.   Consolidated Capital Expenditures of Company and
          its Restricted Subsidiaries for Fiscal
          Year-to-date: [compare against J.6 below]              $_____________

     2.   Maximum Consolidated Capital Expenditures Amount
          permitted for the previous Fiscal Year (prior to
          any adjustment in accordance with the proviso in
          subsection 7.8):                                       $_____________

     3.   Actual amount of Consolidated Capital Expenditures
          for such previous Fiscal Year:                         $_____________

     4.   Difference (if positive) of Maximum Consolidated
          Capital Expenditures Amount over the actual amount
          of Consolidated Capital Expenditures, in each case
          for such previous Fiscal Year (2-3):                   $_____________

     5.   Maximum amount of Consolidated Capital
          Expenditures for this Fiscal Year permitted in the
          table set forth in subsection 7.8:                     $_____________

     6.   Maximum amount of Consolidated Capital
          Expenditures for this Fiscal Year permitted under
          subsection 7.8 (5 + 4):                                $_____________

K.   Sale and Lease-Backs

     1.   The aggregate consideration received for all
          properties or assets sold under clause (ii) of
          subsection 2.4B(iii)(a) after the Closing Date:        $_____________

     2.   Maximum permitted under subsection 7.9:                $ 40,000,000

     3.   The aggregate consideration received during this
          Fiscal Year for all properties or assets sold
          under clause (ii) of subsection 2.4B(iii)(a) after
          the Closing Date:                                      $_____________

                                    ANNEX A-7

     4.   Maximum permitted under subsection 7.9:                $ 15,000,000

     5. a. List all properties acquired since the date of the last compliance certificate:

             ___________________________________________

             ___________________________________________

             ___________________________________________

          b. List all properties for which sale/leasebacks have been completed since the date of the last compliance certificate:

             ___________________________________________

             ___________________________________________

             ___________________________________________

L.   Net Asset Sale Proceeds

     1.   The aggregate amount of Net Asset Sale Proceeds
          held for reinvestment pursuant to clause (iv) of
          subsection 2.4B(iii)(a) as of Fiscal Quarter ended
          __________ (compare against L.2 below):                $_____________

     2.   Maximum amount of Net Asset Sale Proceeds
          permitted to be held at any time for reinvestment
          pursuant to clause (iv) of subsection
          2.4B(iii)(a):                                          $ 10,000,000

                                    ANNEX A-8